Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Nature of Operations — We are an international provider of drilling services and rental tools. We have operated in over 50 countries since beginning operations in 1934, making us among the most geographically experienced drilling contractors and rental tools providers in the world. We currently have operations in 23 countries. We believe we are an industry leader in quality, health, safety and environmental practices.
Our business is comprised of two business lines: (1) Drilling Services and (2) Rental Tools Services. We have completed a business review and as a result have aligned our reportable segments with our two core business lines and our current internal organizational structure. We continue to report our Rental Tools Services business as one reportable segment (Rental Tools); however, effective with the first quarter of 2015, the Company is reporting its Drilling Services business as two segments: (1) U.S. (Lower 48) Drilling and (2) International & Alaska Drilling.
In our Drilling Services business, we own and operate drilling rigs and drilling-related equipment and also perform drilling-related services, referred to as operations and maintenance (O&M) services, for customer-owned drilling rigs on a contracted basis. In addition, we provide engineering and related services during concept development, pre-FEED (Front End Engineering Design) and FEED phases of customer-owned drilling facility projects. We have extensive experience and expertise in drilling geologically difficult wells and in managing the logistical and technological challenges of operating in remote, harsh and ecologically sensitive areas. Our U.S. (Lower 48) Drilling segment includes our Gulf of Mexico (GOM) barge drilling fleet and O&M services. Our GOM barge drilling fleet operates barge rigs that drill for oil and natural gas in shallow waters in and along the inland waterways and coasts of Louisiana, Alabama, and Texas. The majority of these wells are drilled in water depths of 6 to 12 feet. Our International & Alaska Drilling segment includes operations related to Parker-owned and customer-owned rigs as well as project related services. We provide O&M and other project management services, such as labor, maintenance, technical and logistics support for operators who own their own drilling rigs, but choose Parker Drilling to operate the rigs for them.
In our Rental Tools Services business, we provide premium rental equipment and services to exploration and production companies, drilling contractors and service companies on land and offshore in the United States (U.S.) and select international markets. Tools we provide include drill collars, standard and heavy-weight drill pipe, all of which are available with standard or high-torque connections, tubing, and pressure control equipment including blow-out preventers (BOPs). We also provide well construction services which include tubular running services and downhole tools and well intervention services which include whip stock, fishing products and services, as well as inspection and machine shop support.
Consolidation — The consolidated financial statements include the accounts of the Company and subsidiaries in which we exercise control or have a controlling financial interest, including entities, if any, in which the Company is allocated a majority of the entity’s losses or returns, regardless of ownership percentage. If a subsidiary of Parker Drilling has a 50 percent interest in an entity but Parker Drilling’s interest in the subsidiary or the entity does not meet the consolidation criteria described above, then that interest is accounted for under the equity method.
Noncontrolling Interest — We apply accounting standards related to noncontrolling interests for ownership interests in our subsidiaries held by parties other than Parker Drilling. The entities that comprise the noncontrolling interest include ITS Arabia Limited and International Tubular Services - Egypt SAE. We report noncontrolling interest as equity on the consolidated balance sheets and report net income (loss) attributable to controlling interest and to noncontrolling interest separately on the consolidated statements of operations.
Reclassifications — Certain reclassifications have been made to prior period amounts to conform to the current period presentation. These reclassifications did not materially affect our consolidated financial results.
Revenue Recognition — Contract drilling revenues and expenses, comprised of daywork drilling contracts, call-outs against master service agreements and engineering and related project service contracts, are recognized as services are performed and collection is reasonably assured. For certain contracts, we receive payments contractually designated for the mobilization of rigs and other drilling equipment. Mobilization payments received, and direct costs incurred for the mobilization, are deferred and recognized over the primary term of the related drilling contract; however, costs incurred to relocate rigs and other drilling equipment to areas in which a contract has not been secured are expensed as incurred. Reimbursements received for out-of-pocket expenses are recorded as both revenues and direct costs. For contracts that are terminated prior to the specified term, early termination payments received by us are recognized as revenues when all contractual requirements are met. Revenues from rental activities are recognized ratably over the rental term which is generally less than six months. Our project related services contracts include engineering, consulting, and project management scopes of work and revenue is typically recognized on a time and materials basis.
Reimbursable Costs — The Company recognizes reimbursements received for out-of-pocket expenses incurred as revenues and accounts for out-of-pocket expenses as direct operating costs. Such amounts totaled $82.6 million, $69.7 million, and $44.9 million during the years ended December 31, 2014, 2013, and 2012, respectively. Additionally, the Company typically receives a nominal handling fee, which is recognized as earned in revenues in our consolidated statement of operations.
Use of Estimates — The preparation of financial statements in accordance with accounting policies generally accepted in the United States (U.S. GAAP) requires us to make estimates and assumptions that affect our reported amounts of assets and liabilities, our disclosure of contingent assets and liabilities at the date of the financial statements, and our revenues and expenses during the periods reported. Estimates are typically used when accounting for certain significant items such as legal or contractual liability accruals, mobilization and deferred mobilization, self-insured medical/dental plans, income taxes and valuation allowance, and other items requiring the use of estimates. Estimates are based on a number of variables which may include third party valuations, historical experience, where applicable, and assumptions that we believe are reasonable under the circumstances. Due to the inherent uncertainty involved with estimates, actual results may differ from management estimates.
Purchase price allocation — We allocate the purchase price of an acquired business to its identifiable assets and liabilities based on estimated fair values at the transaction date in accordance with the acquisition method. Transaction and integration costs associated with an acquisition are expensed as incurred. The excess of the purchase price over the amount allocated to the assets and liabilities, if any, is recorded as goodwill. We use all available information to estimate fair values, including quoted market prices, the carrying value of acquired assets, and widely accepted valuation techniques such as discounted cash flows. We typically engage third-party appraisal firms to assist in fair value determination of inventories, identifiable intangible assets, and any other significant assets or liabilities. Judgments made in determining the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives, can materially impact our results of operations.
Intangible Assets – We recorded $8.5 million to recognize the fair value of definite-lived intangible assets assumed in the ITS Acquisition. Definite-lived intangible assets recorded in connection with the ITS Acquisition primarily relate to trade names, customer relationships, and developed technology and will be amortized over a weighted average period of approximately 3 years. See Note 2 - Acquisition of ITS for further discussion of the ITS Acquisition and fair value estimates.
Cash and Cash Equivalents — For purposes of the consolidated balance sheets and the consolidated statements of cash flows, the Company considers cash equivalents to be highly liquid debt instruments that have a remaining maturity of three months or less at the date of purchase.
Accounts Receivable and Allowance for Bad Debt — Trade accounts receivable are recorded at the invoice amount and typically do not bear interest. The allowance for bad debt is estimated for losses that may occur resulting from disputed amounts and the inability of our customers to pay amounts owed. We estimate the allowance based on historical write-off experience and information about specific customers. We review individually, for collectability, all balances over 90 days past due as well as balances due from any customer with respect to which we have information leading us to believe that a risk exists for potential collection.
Account balances are charged off against the allowance when we believe it is probable the receivable will not be recovered. We do not have any off-balance-sheet credit exposure related to customers.
The components of our accounts and notes receivable, net of allowance for bad debt balance are as follows:

	December 31,
Dollars in thousands	2014	2013
Trade	$281,640	$270,498
Notes receivable	500	244
Allowance for bad debt(1)	(11,188)	(12,853)
Total accounts and notes receivable, net of allowance for bad debt	$270,952	$257,889

1)	Additional information on the allowance for bad debt for the years ended December 31, 2014, 2013 and 2012 is reported on Schedule II — Valuation and Qualifying Accounts.
Property, Plant and Equipment — Property, plant and equipment is carried at cost. Maintenance and most repair costs are expensed as incurred. The cost of upgrades and replacements is capitalized. The Company capitalizes software developed or obtained for internal use. Accordingly, the cost of third-party software, as well as the cost of third-party and internal personnel that are directly involved in application development activities, are capitalized during the application development phase of new software systems projects. Costs during the preliminary project stage and post-implementation stage of new software systems projects, including data conversion and training costs, are expensed as incurred. We account for depreciation of property, plant and equipment on the straight line method over the estimated useful lives of the assets after provision for salvage value. Depreciation, for tax purposes, utilizes several methods of accelerated depreciation. Depreciable lives for different categories of property, plant and equipment are as follows:

Land and barge drilling equipment	3 to 20 years
Drill pipe, rental tools and other	4 to 10 years
Buildings and improvements	5 to 30 years

Leasehold improvements are depreciated over the shorter of their estimated useful lives or the term of the lease.
Impairment — We review the carrying amounts of long-lived assets for potential impairment when events occur or circumstances change that indicate the carrying values of such assets may not be recoverable. We determine recoverability by evaluating the undiscounted estimated future net cash flows. When impairment is indicated, we measure the impairment as the amount by which the assets’ carrying value exceeds its fair value. Management considers a number of factors such as estimated future cash flows from the assets, appraisals and current market value analysis in determining fair value. Assets are written down to fair value if the final estimate of current fair value is below the net carrying value.
Capitalized Interest — Interest from external borrowings is capitalized on major projects until the assets are ready for their intended use. Capitalized interest is added to the cost of the underlying asset and is amortized over the useful lives of the assets in the same manner as the underlying assets. Capitalized interest costs reduce net interest expense in the consolidated statements of operations. During 2014, 2013 and 2012, capitalized interest costs were $1.2 million, $2.4 million and $10.2 million, respectively.
Assets held for sale — We classify an asset as held for sale when the facts and circumstances meet the criteria for such classification, including the following: (a) we have committed to a plan to sell the asset, (b) the asset is available for immediate sale, (c) we have initiated actions to complete the sale, including locating a buyer, (d) the sale is expected to be completed within one year, (e) the asset is being actively marketed at a price that is reasonable relative to its fair value, and (f) the plan to sell is unlikely to be subject to significant changes or termination.
Rig Materials and Supplies — Because our international drilling generally occurs in remote locations, making timely outside delivery of spare parts uncertain, a complement of parts and supplies is maintained either at the drilling site or in warehouses close to the operation. During periods of high rig utilization, these parts are generally consumed and replenished within a one-year period. During a period of lower rig utilization in a particular location, the parts, like the related idle rigs, are generally not transferred to other international locations until new contracts are obtained because of the significant transportation costs that would result from such transfers. We classify those parts which are not expected to be utilized in the following year as long-term assets. Additionally, our international rental tools business holds machine shop consumables and steel stock for manufacture in our machine shops and inspection and repair shops. Rig materials and supplies are valued at the lower of cost or market value.
Deferred Costs — We defer costs related to rig mobilization and amortize such costs over the primary term of the related contract. The costs to be amortized within twelve months are classified as current.
Debt Issuance Costs — We typically defer costs associated with issuance of indebtedness, and amortize those costs over the term of the related debt using the effective interest method.
Income Taxes — Income taxes are accounted for under the asset and liability method and have been provided based upon tax laws and rates in effect in the countries in which operations are conducted and income is earned. There is little or no expected relationship between the provision for or benefit from income taxes and income or loss before income taxes as the countries in which we operate have taxation regimes that vary not only with respect to nominal rate, but also in terms of the availability of deductions, credits, and other benefits. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the temporary differences are expected to be recovered or settled and the effect of changes in tax rates is recognized in income in the period in which the change is enacted. The Company recognizes the effect of income tax positions only if those positions are more likely than not to be sustained. Recognized income tax positions are measured at the largest amount that is greater than 50 percent likely of being realized and changes in recognition or measurement are reflected in the period in which the change in judgment occurs.
Earnings (Loss) Per Share (EPS) — Basic earnings (loss) per share is computed by dividing net income by the weighted average number of common shares outstanding during the period. The effects of dilutive securities, stock options, unvested restricted stock and convertible debt are included in the diluted EPS calculation, when applicable.
Concentrations of Credit Risk — Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade receivables with a variety of national and international oil and natural gas companies. We generally do not require collateral on our trade receivables.
At December 31, 2014 and 2013, we had deposits in domestic banks in excess of federally insured limits of approximately $59.3 million and $104.3 million, respectively. In addition, we had deposits in foreign banks, which were not insured at December 31, 2014 and 2013 of $54.4 million and $50.1 million, respectively.
Our customer base primarily consists of major, independent and national oil and natural gas companies and integrated service providers. We depend on a limited number of significant customers. Our largest customer, Exxon Neftegas Limited constituted 18.7 percent of our revenues for 2014.
Fair value measurements— For purposes of recording fair value adjustments for certain financial and non-financial assets and liabilities, and determining fair value disclosures, we estimate fair value at a price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market for the asset or liability. Our valuation technique requires inputs that we categorize using a three-level hierarchy, from highest to lowest level of observable inputs, as follows: (1) unadjusted quoted prices for identical assets or liabilities in active markets (Level 1), (2) direct or indirect observable inputs, including quoted prices or other market data, for similar assets or liabilities in active markets or identical assets or liabilities in less active markets (Level 2) and (3) unobservable inputs that require significant judgment for which there is little or no market data (Level 3). When multiple input levels are required for a valuation, we categorize the entire fair value measurement according to the lowest level of input that is significant to the measurement even though we may have also utilized significant inputs that are more readily observable.
Derivative Financial Instruments — We periodically use derivative instruments to manage risks associated with changes in associated interest rate fluctuations in connection with our 2015 Secured Credit Agreement (See Note 7 - Derivative Financial Instruments for further discussion). These derivative instruments, which consist of variable-to-fixed interest rate swaps, are not designated as hedges. Accordingly, the change in the fair value of the interest rate swaps is recognized in earnings at each reporting period.
Foreign Currency — In our international rental tool business, for certain subsidiaries and branches outside the U.S., the local currency is the functional currency. The financial statements of these subsidiaries and branches are translated into U.S. dollars as follows: (i) assets and liabilities at month-end exchange rates; (ii) income, expenses and cash flows at monthly average exchange rates or exchange rates in effect on the date of the transaction; and (iii) stockholders’ equity at historical exchange rates. For those subsidiaries where the local currency is the functional currency, the resulting translation adjustment is recorded as a component of accumulated other elements of comprehensive income (loss) in the accompanying consolidated balance sheets.
Stock-Based Compensation — Under our long term incentive plan, we are authorized to issue the following: stock options; stock appreciation rights; restricted stock awards; restricted stock units; performance based awards; and other types of awards in cash or stock to key employees, consultants, and directors. We typically grant restricted stock units (RSUs), performance shares units (PSUs) and performance cash units (PCUs). Our RSUs are service-based awards and compensation expense is recognized ratably over the applicable vesting period, which is typically three years for employees. RSUs granted to non-management directors typically vest at the end of a one-year vesting period. The grant-date fair value of nonvested RSUs is determined based on the closing trading price of the company’s shares on the grant date. Our RSUs are settled in stock upon vesting.
Our PSU and PCU awards contain payout conditions which are based on our performance against our peers with regard to relative total shareholder return (TSR) and absolute and relative return on capital employed (ROCE). The effects of these conditions are reflected in the grant-date fair value of the award using a lattice model for valuation. Typically, PSUs are settled in stock upon vesting and PCUs are settled in cash upon vesting. Both PSUs and PCUs vest fully at the end of a three year performance period. We evaluate the terms of each PSU and PCU award to determine if the award should be accounted for as equity or a liability under the stock compensation rules of U.S. GAAP. Compensation costs for PSUs and PCUs are recognized ratably over the service period.
Share-based compensation expense is recognized, net of an estimated forfeiture rate, which is based on historical experience and adjusted, if necessary, in subsequent periods based on actual forfeitures. We recognize share-based compensation expense in the same financial statement line item as cash compensation paid to the respective employees. Tax deduction benefits for awards in excess of recognized compensation costs are reported as a financing cash flow.
Legal and Investigation Matters — As of December 31, 2014, we have accrued an estimate of the probable and estimable costs for the resolution of certain legal and investigation matters. We have not accrued any amounts for other matters for which the liability is not probable and reasonably estimable.  Generally, the estimate of probable costs related to these matters is developed in consultation with our legal advisors. The estimates take into consideration factors such as the complexity of the issues, litigation risks and settlement costs. If the actual settlement costs, final judgments, or fines, after appeals, differ from our estimates, our future financial results may be adversely affected.